Exhibit No. 10.18

                               AMENDMENT NO. 1 TO
                           LOAN AND SECURITY AGREEMENT

      AMENDMENT dated as of March 20, 2000 by and among Play By Play Toys & Novelties, Inc., a Texas corporation ("Play By Play"), Ace Novelty Co., Inc., a Texas corporation ("Ace"), Newco Novelty, Inc., a Texas corporation ("Newco", together with Play By Play and Ace, collectively, "Borrowers"), Friends, Food & Games, Inc., a Nevada corporation ("Guarantor"), and Congress Financial Corporation (Southwest), a Texas corporation ("Lender").

                              W I T N E S S E T H
                              - - - - - - - - - -

      WHEREAS, Lender, Borrowers and Guarantor have entered into financing arrangements pursuant to which Lender, has made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated October 25, 1999, by and among Lender, Borrowers and Guarantor, as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (collectively, together with the Loan Agreement, the "Financing Agreements"); and

      WHEREAS, Borrowers and Guarantor have requested that Lender make certain supplemental loans to Borrowers; and

      WHEREAS, Borrowers and Guarantor have requested that Lender further extend their time to deliver certain post-closing items to Lender; and

      WHEREAS, Borrowers and Guarantor have requested that Lender agree to certain amendments to the Loan Agreement and Lender is willing to agree to such amendments, subject to the terms and conditions contained herein;

      NOW, THEREFORE, in consideration of the mutual conditions and agreements and covenants set forth herein, and for other good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.  DEFINITIONS.

      1.1 ADDITIONAL DEFINITIONS. As used herein, the following terms shall have the respective meanings given to them below and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation of, each of the following definitions:

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            (a) "AMENDMENT NO. 1" shall mean this Amendment No. 1 to the Loan and Security Agreement by and among Borrowers, Guarantor, and Lender.

            (b) "IRS" shall mean the United States Department of the Treasury Internal Revenue Service.

            (c) "MARCH 2000 REFUND DOCUMENTS" shall mean all of the documents and correspondence related to and including the March 2000 Refund Form, as the same now exist and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (d) "MARCH 2000 REFUND FORM" shall mean the IRS Form 1139 Corporation Application for Tentative Refund, dated March 3, 2000, as filed by Play By Play with the IRS and seeking a refund in the amount of $2,825,777 in respect of the application of the 1999 Net Operating Loss to the taxable income reported by Play By Play for its 1997 and 1998 tax years which form is attached hereto as Exhibit A.

            (e) "MARCH 2000 TAX REFUND" shall mean the tax refund in the amount of approximately $2,825,777 due to Play By Play from the IRS, as set forth in the March 2000 Refund Form.

            (f) "MR. TORRES" shall mean Arturo G. Torres, an individual whose address is 4400 Tejasco, San Antonio, Texas 78218.

            (g) "SUBORDINATED NOTEHOLDERS CONSENT" shall mean the Limited Waiver and Consent, dated of even date with Amendment No. 1, by and among the Subordinated Note Agent, Renaissance Capital, Renaissance US Growth, Banc One Capital and Play By Play.

            (h) "SUPPLEMENTAL LOAN LIMIT" shall mean $500,000, and shall be reduced by $100,000 on the Friday of each week commencing the date two (2) weeks after the Supplemental Loan Availability Date and until the Supplemental Loan Termination Date, and shall mean zero at all times after the Supplemental Loan Termination Date.

            (i) "SUPPLEMENTAL LOANS" shall mean the loans hereafter made by Lender to or for the benefit of Borrowers on a revolving basis (involving advances, repayments and readvances) as set forth in Section 3.1 of Amendment No. 1.

            (j) "SUPPLEMENTAL LOAN AVAILABILITY DATE" shall mean the date on which Lender receives evidence, in form and substance satisfactory to Lender, that Mr. Torres has advanced to Play By Play the aggregate amount of $2,500,000 pursuant to the Torres Loan Documents.

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            (k) "SUPPLEMENTAL LOAN TERMINATION DATE" shall mean the earlier to occur of (i) the date seven (7) weeks after the Supplemental Loan Availability Date or (ii) the date that Borrowers receive the proceeds of the Val Verde Sale.

            (l) "TAX REFUND SUBORDINATION AGREEMENT" shall mean the Subordination Agreement, dated of even date with Amendment No. 1, by and among Mr. Torres, Lender, the Subordinated Note Agent, Renaissance Capital, Renaissance US Growth, Banc One Capital and Play By Play, as the same now exist and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (m) "TORRES LOAN AGREEMENT" shall mean the Loan Agreement, dated of even date with Amendment No. 1, by and between Play By Play and Mr. Torres, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (n) "TORRES LOAN DOCUMENTS" shall mean all of the documents and correspondence related to and including the Torres Loan Agreement including, but not limited to, the Torres Note and the Torres Security Agreement, as the same now exist and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (o) "TORRES NOTE" shall mean the Promissory Note, dated of even date with Amendment No. 1, issued by Play By Play and payable to Mr. Torres in the original maximum principal amount of $2,500,000, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            (p) "TORRES PAYMENT AVAILABILITY" shall mean, as to Borrowers, the US Dollar Equivalent of the amount as determined by Lender, calculated at any time, equal to: (a) the lesser of (i) the amount of the Revolving Loans available to Borrowers as of such time based on the applicable lending formulas multiplied by the Net Amount of Eligible Accounts and the Value of Eligible Inventory and subject to the sublimits and Availability Reserves from time to time established by Lender hereunder and (ii) the Revolving Loan Limit, MINUS
(b) the sum of the amount of all then outstanding and unpaid Obligations of Borrowers.

            (q) "TORRES PAYMENT DATE" shall mean each Monday during the period beginning with (and including) the first Monday following the earlier to occur of (i) the date Debtor's remit the cash proceeds of the March 2000 Tax Refund to Mr. Torres or (ii) the date on which Debtor receives a final written determination from the IRS that the amount of the March 2000 Tax Refund is zero; PROVIDED, THAT, if such Monday is not a Business Day, the Torres Payment Date shall be the next Business Day.

            (r) "TORRES SECURITY AGREEMENT" shall mean the Pledge, Security Agreement & Assignment, dated of even date with Amendment No. 1, by Play By Play in favor of Mr. Torres, as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

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            (s) "VAL VERDE" shall mean the Val Verde Vending division of Play By
Play and the assets related thereto.

            (t) "VAL VERDE SALE" shall mean the sale by Play By Play of any of the assets of Val Verde.

            (u) "1999 NET OPERATING LOSS" shall mean the net operating loss in the amount of ($17,358,736) reported by Play By Play to the IRS on Form 1120 U.S. Corporation Income Tax Return, dated March 3, 2000, for the tax year ended July 31, 1999.

      1.2  AMENDMENT TO DEFINITIONS.

            (a) All references to the term "Loans" herein and in the Loan Agreement shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the Supplemental Loans.

            (b) All references to the term "Obligations" herein and in the Loan Agreement shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, the Supplemental Loans as defined herein.

            (c) All references to the term "Maximum Credit" herein and in the Loan Agreement shall be deemed and each such reference is hereby amended to mean $35,000,000.

            (d) All references to the term "Revolving Loan Limit" herein and in the Loan Agreement shall be deemed and each such reference is hereby amended to mean $32,590,000.

      1.3 INTERPRETATION. For purposes of this Amendment, all terms used herein, including but not limited to, those terms used and/or defined herein or in the recitals hereto shall have the respective meanings assigned thereto in the Loan Agreement.

      2. CONSENTS. Subject to the terms and conditions contained herein, Lender hereby consents to the following:

      2.1 the Indebtedness of Play By Play to Mr. Torres as evidenced by the Torres Note and the other Torres Loan Documents, as the same exist on the date hereof;

      2.2 the lien and security interest granted by Play By Play for the benefit of Mr. Torres as set forth in the Torres Security Agreement, as it exists on the date hereof, with respect to the March 2000 Tax Refund as described in the March 2000 Tax Refund Form, as the same exists on the date hereof; and

      2.3 the further extension of Borrowers' and Guarantor's time to deliver certain items set forth in Section 4 of Amendment No.1.

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      3. AMENDMENTS TO LOAN AGREEMENT.

      3.1 SUPPLEMENTAL LOANS.

            (a) In addition to the Loans which may be made by Lenders to Borrowers pursuant to Sections 2.1 and 2.2 of the Loan Agreement on or after the date hereof, upon the request of Borrowers made at any time after the Supplemental Loan Availability Date and prior to the Supplemental Loan Termination Date, and subject to and upon the terms and conditions contained herein and in the Loan Agreement and the other Financing Agreements, Lender agrees to make the Supplemental Loans to Borrowers from time to time after the Supplemental Loan Availability Date and prior to the Supplemental Loan Termination Date, in an amount requested by Borrowers, up to the amount equal to the Supplemental Loan Limit as then in effect. In the event that the Supplemental Loan Availability Date does not occur prior to April 10, 2000, no Supplemental Loans shall be available to Borrowers.

            (b) Except in Lender's discretion, Borrowers shall not have any right to request, and Lender shall not make any Supplemental Loans in excess of the Supplemental Loan Limit or at any time before the Supplemental Loan Availability Date or on or after the Supplemental Loan Termination Date.

            (c) The Supplemental Loans shall be secured by all Collateral. Notwithstanding anything to the contrary contained herein or in the Loan Agreement or the other Financing Agreements, (i) on each date when any reduction in the Supplemental Loan Limit becomes effective, Borrowers agree absolutely and unconditionally to automatically and without notice or demand to make a payment in respect of the Supplemental Loans in an amount equal to the excess, if any, of the aggregate unpaid principal amount of the Supplemental Loans over the Supplemental Loan Limit as so reduced in immediately available funds and (ii) unless sooner demanded by Lender in accordance with terms of the Loan Agreement or the other Financing Agreements, Borrowers further agree that all outstanding and unpaid Obligations arising pursuant to the Supplemental Loans (including without limitation, principal, interest, fees, costs, expenses and other charges in respect thereof payable by Borrowers to Lender) shall automatically, without notice or demand, be absolutely and unconditionally due and payable and Borrowers shall pay to Lender in immediately available funds all such Obligations on the Supplemental Loan Termination Date. Interest shall accrue and be due, until and including the next business day, if amount paid by Borrowers to the bank account designated by Lender for such purpose is received in such bank account later than 11:00 a.m., Dallas time.

            (d) Borrowers and Guarantor each acknowledge and agree that, notwithstanding anything to the contrary contained in the Loan Agreement or the Financing Agreements, the failure of Borrowers to pay such Obligations arising pursuant to the Supplemental Loans on the effective date of any reduction in the Supplemental Loan Limit to the extent set forth in Section

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3.1(c) above or all of such Obligations arising pursuant to the Supplemental
Loans on or before the Supplemental Loan Termination Date, shall constitute an Event of Default.

      3.2 ENCUMBRANCES. Section 9.8 of the Loan Agreement is hereby amended by adding a new Section 9.8(k) thereto as follows:

            "(k) security interests in and liens upon the March 2000 Tax Refund granted by Play By Play in favor of Mr. Torres to secure the obligations of Play By Play to Mr. Torres arising pursuant to the Torres Note (as in effect on the date of Amendment No.1 ), as permitted in Section 9.9 (n) hereof."

      3.3 INDEBTEDNESS. Section 9.9 of the Loan Agreement is hereby amended by adding a new Section 9.9(n) thereto as follows:

             "(n) Indebtedness of Play By Play to Mr. Torres arising pursuant to or in connection with the loan to be made by Mr. Torres to Play By Play and evidenced by the Torres Note, as it exists on the date of Amendment No. 1; PROVIDED, THAT, (i) such Indebtedness is and shall only be secured by a lien and security interest in the March 2000 Tax Refund, (ii) the terms and conditions of such Indebtedness shall be acceptable in all respects to Lender, (iii) the principal amount of such Indebtedness shall not exceed approximately $2,500,000 at any time outstanding (less the aggregate amount of all repayments in respect thereof), (iv) Borrowers, Guarantor or any Subsidiary shall not directly or indirectly, make any payments with respect to such Indebtedness, EXCEPT THAT (A) Play By Play may make payments in respect of such Indebtedness using the cash proceeds of the March 2000 Tax Refund; PROVIDED, THAT, in the event that the amount of the March 2000 Tax Refund exceeds the unpaid principal amount of the Torres Note plus accrued interest thereon, as determined by Lender, such excess amount shall be immediately remitted to Lender for application to the Loans in accordance with the Financing Agreements, and (B) Play By Play may make additional payments in respect of such Indebtedness on a Torres Payment Date so long as each such payment is in an amount not to exceed seventy-five (75%) percent of the average Torres Payment Availability calculated for the Business Days occurring during the immediately preceding week, as calculated by Lender, PROVIDED, THAT, on such Torres Payment Date and after giving effect to such payment, Torres Payment Availability shall not be less than $1, (v) Borrowers shall not, directly or indirectly, without the prior written consent of Lender: (A) amend, modify, alter or change any terms of such Indebtedness or the Torres Loan Documents or any other provisions of any agreement, document or instruments to the extent such provision governs or affects the Indebtedness without the prior written consent of Lender; PROVIDED, THAT, Borrowers may amend or modify the March 2000 Refund Form so long as Play By Play provides Lender with copies of any such amendment or modification within five (5) days of the filing thereof with the IRS,

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      or (B) redeem, retire, defease, purchase or otherwise acquire such
      Indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (vi) Borrowers shall furnish to Lender a copy of all notices, correspondence or demands in connection with such Indebtedness either received by Borrowers or on their behalf, including written notice of receipt by Play By Play of the cash proceeds of the March 2000 Tax Refund, within two (2) days after the receipt thereof or sent by Borrowers or on their behalf concurrently with the sending thereof, as the case may be."

      4. ADDITIONAL TIME TO DELIVER CERTAIN POST-CLOSING ITEMS. Borrowers and Guarantor hereby agree that, in addition to all other terms, conditions and provisions set forth in the other Financing Agreements, Borrowers and Guarantor shall deliver or cause to be delivered to Lender, the following, in form and substance satisfactory to Lender, as soon as possible, but in any event, by no later than April 15, 2000 for the delivery of:

      4.1 the Pledge and Security Agreement by PBP Europe in favor of Lender with respect to certain of shares of the capital stock of PBP UK, duly authorized, executed and delivered by PBP Europe;

      4.2 the original stock certificates representing sixty-five (65%) percent of the issued and outstanding shares of capital stock of PBP UK together with the original stock powers, duly executed in blank with respect to such shares and the appropriate corporate authorizations with respect thereto;

      4.3 the opinion letters of Spanish and British counsel to Play By Play and its subsidiaries with respect to the enforcement of the pledge of certain shares of the capital stock of PBP UK;

      4.4 evidence of the establishment of a separate depository account at a bank located in Canada and evidence that Borrowers have sent an instruction letter to such depository bank by certified mail return receipt requested;

      4.5 Collateral Access Agreements, with respect to the premises of Play By Play owned or controlled by the following parties (in each case, duly authorized, executed and delivered by such owner and lessor or warehouse operator): (A) Spieker Properties, L.P., (B) Alpha Beta Company; and (C) Distribution 2000;

      4.6 Credit Card Acknowledgments from each of First Financial Bank, United Merchant Services, Paymentech Merchant Services, LLC and American Express Travel Related Services, Inc., duly authorized, executed and delivered by such parties and Play By Play; and

      4.7 certificate issued by the Secretary of State of Illinois indicating that Play By Play is a foreign corporation duly qualified to conduct business in such states and is in good standing in such state.

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      5. REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers to Lender pursuant to the other Financing Agreements, Borrowers hereby represent, warrant and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery of Amendment No.1 and shall be incorporated into and made a part of the Financing Agreements):

      5.1 TORRES LOAN. Play By Play has received cash proceeds in the amount of $1,000,000 from Mr. Torres pursuant to the Torres Loan Documents and, as of the date hereof, the total Indebtedness owed by Play By Play to Mr. Torres pursuant to the Torres Loan Documents is $1,000,000. This Indebtedness and any further loans and advances by Mr. Torres to Play By Play pursuant to the terms of the Torres Loan Documents (as the same exist on the date hereof) is the only Indebtedness evidenced by the Torres Note.

      5.2 INTEREST PAYMENT ON SUBORDINATED NOTES . Borrowers agree to make a payment in the total aggregate amount of $398,125 in respect of the unpaid current interest obligation of Play By Play pursuant to the Subordinated Creditor Agreements for the months of December 1999, January 2000 and February 2000. Borrowers acknowledge that upon the making of such payment, no default or event of default, or event which with notice or the passage of time or both would constitute an event of default exists under the Subordinated Creditor Agreements.

      5.3 NO DEFAULT. No Event of Default exists on the date of Amendment No. 1 (after giving effect to the amendment to the Loan Agreement made by the provisions of Amendment No. 1).

      5.4 CORPORATE POWER AND AUTHORITY. This Amendment has been duly executed and delivered by Borrowers and Guarantor and is in full force and effect as of the date of Amendment No. 1 and the agreements and obligations of Borrowers and Guarantor contained herein constitute legal, valid and binding obligations of Borrowers and Guarantor enforceable against Borrowers and Guarantor in accordance with their respective terms.

      5.5 CONSENTS. Borrowers and Guarantor have received all necessary consents and approvals of third parties to the transactions contemplated by Amendment No. 1, including the Torres Loan.

      60 CONDITIONS PRECEDENT. The effectiveness of the consents, waivers and other terms and conditions contained herein shall be subject to the receipt by Lender of the following in form and substance satisfactory to Lender:

      6.1 evidence that Play By Play has received from Mr. Torres the minimum amount of the Torres Loan, approximately $1,000,000, in immediately available funds;

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      6.2 true, correct and complete copies of the Torres Loan Documents, each duly authorized, executed and delivered by Play By Play and Mr. Torres;

      6.3 a true correct and complete copy of the Tax Refund Subordination Agreement, duly authorized, executed and delivered by the parties thereto;

      6.4 a true correct and complete copy of the Subordinated Noteholders Consent, duly authorized, executed and delivered by the parties thereto;

      6.5 true, correct and complete copies of the March 2000 Refund Documents, each duly authorized, executed and delivered by Play By Play; and

      6.6 a true correct and complete copy of Amendment No. 1, duly authorized, executed and delivered by Borrowers and Guarantors.

      70 ADDITIONAL EVENTS OF DEFAULT. The parties hereto acknowledge, confirm and agree that the failure of Borrowers, Guarantor or any Subsidiary to comply with the covenants, conditions and agreements contained herein shall constitute an Event of Default under the Financing Agreements (subject to the applicable cure period, if any, with respect thereto provided for in the Loan Agreement as in effect on the date hereof).

      80 EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, no other waivers, changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of effective date hereof. Any acknowledgment or consent or waiver contained herein shall not be construed to constitute a consent or waiver to any other or further action by Borrowers or to entitle Borrowers to any other consent or waiver. The Loan Agreement and this Amendment shall be read and construed as one agreement. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

      90 FURTHER ASSURANCES. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

      100 GOVERNING LAW. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of Texas.

      110 BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

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      120 COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the date and year first above written.

                                    Very truly yours,

                                    PLAY BY PLAY TOYS & NOVELTIES, INC.

                                    By:_________________________________________

                                    Title:______________________________________


                                    ACE NOVELTY CO., INC.

                                    By:_________________________________________

                                    Title:______________________________________


                                    NEWCO NOVELTY, INC.

                                    By:_________________________________________

                                    Title:______________________________________

                                    FRIENDS, FOOD & GAMES, INC.

                                    By:_________________________________________

                                    Title:______________________________________

AGREED TO:
---------

CONGRESS FINANCIAL CORPORATION
      (SOUTHWEST)

By:_________________________________

Title:________________________________

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